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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): DECEMBER 2, 1998

                        METRO INFORMATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        VIRGINIA                 000-22035                      54-1112301
(State of incorporation)   (Commission File No.)             (I.R.S. Employer
                                                          Identification Number)

POST OFFICE BOX 8888, VIRGINIA BEACH, VIRGINIA                    23450
(Address of principal executive office)                        (Zip Code)

                                 (757) 486-1900
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OF ASSETS

         (a) On December 2, 1998, pursuant to the terms of an Asset Purchase Agreement, dated as of November 30, 1998 (the "Agreement"), by and among The Avery Group, a California corporation (the "Seller"), Kathleen Avery also known as Kathleen Avery Douty, of Menlo Park, California (the "Owner"), Metro Information Services, Inc., a Virginia corporation ("Metro") and Metro Information Services of Northern California, Inc., a wholly-owned subsidiary of Metro (the "Buyer"), the Buyer acquired the Seller's business and substantially all of the assets used therein for a purchase price of $11,000,000 plus or minus a net worth adjustment and an earnout to be calculated after closing. The net worth adjustment will be the amount by which the closing book value of the Seller is greater than or less than $1,100,000. At closing the Buyer paid the Seller $5,000,000 in cash and another $525,000 will be held and distributed pursuant to an escrow agreement. The $5,475,000 balance of the purchase price due at closing was paid by the delivery of a negotiable promissory note made payable to the order of the Seller, bearing interest at 5% per annum, due and payable in December, 1998. The period for which the earnout amount shall be calculated is the twelve-month period commencing on January 1, 1999 and ending December 31, 1999, and will be based on the earnings of the Buyer before interest, income taxes and amortization of goodwill for that time period. The earnout is due by March 10, 2000.

         The purchase price was determined by arms-length negotiation of the parties and the cash portion was financed with proceeds remaining from Metro's initial public offering of common stock on January 29, 1997. At the time of the acquisition, there was no material relationship between the Seller (including its officers, directors and shareholders) and the Buyer or Metro or any of Metro's affiliates, or any director or officer of Metro, or any associate of any such director or officer of Metro.

         (b) At the time of the acquisition, the Seller operated an information technology consulting and personnel staffing business with one office in Menlo Park, California. The Buyer intends to continue to engage in the same business in substantially the same manner.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) No financial statements are required to be filed in connection with the reported acquisition.

         (b) No proforma financial information is required to be filed in connection with the reported acquisition.


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        (c) Exhibits required by Item 601 of Regulation S-K:

                     (i)  2   Asset Purchase Agreement, dated as of
                              November 30, 1998, by and among The
                              Avery Group and Kathleen Avery and
                              Metro Information Services of Northern
                              California, Inc.*

                     (ii) 99 Press release of Metro Information Services, dated December 2, 1998.

* Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to this Asset Purchase Agreement have been omitted. These exhibits and schedules will be filed supplementally with the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Metro Information Services, Inc.

Date Signed:  December 17, 1998                 By   /s/  Robert J. Eveleigh
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                                                          Robert J. Eveleigh
                                                   PRINCIPAL FINANCIAL OFFICER